FORM 8-K

                          CURRENT REPORT

              Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934



                          Date of Report
                (Date of earliest event reported)
                         October 21, 1998



                      US AIRWAYS GROUP, INC.
     (Exact name of registrant as specified in its charter)

                 State of Incorporation: Delaware

          2345 Crystal Drive, Arlington, Virginia 22227
             (Address of principal executive offices)

                         (703) 872-5306
      (Registrant's telephone number, including area code)

                (Commission file number: 1-8444)
        (I.R.S. Employer Identification No: 54-1194634)


                         US AIRWAYS, INC.
     (Exact name of registrant as specified in its charter)

                 State of Incorporation: Delaware

          2345 Crystal Drive, Arlington, Virginia 22227
             (Address of principal executive offices)

                         (703) 872-7000
      (Registrant's telephone number, including area code)
                (Commission file number: 1-8442)
        (I.R.S. Employer Identification No: 53-0218143)







Item 5. Other Events

     On October 21, 1998, US Airways Group, Inc. (US Airways Group or the "Company") and US Airways, Inc. (US Airways) issued a news release disclosing the results of operations for both companies for the three months and nine months ended September 30, 1998, and selected operating and financial statistics for US Airways for the same periods (see Exhibit 99 to this report).

     Rakesh Gangwal, President and Chief Operating Officer of
US Airways Group and President and Chief Executive Officer of
US Airways, Lawrence M. Nagin, Executive Vice President, Corporate Affairs and General Counsel of both US Airways Group and
US Airways, Terry L. Hall, Senior Vice President of Finance and Chief Financial Officer of both companies and N. Bruce Ashby, Senior Vice President of Planning for US Airways, spoke with industry analysts on a conference call following the news release.

     During the call, additional information related to the Company's purchases of its common stock was provided. With respect to the two common stock purchase plans the Company completed during the third quarter of 1998, one authorized for 2.3 million shares to offset stock options granted to US Airways' pilots and one authorized for $500 million, the Company purchased 9.46 million shares for $654.3 million. As of September 30, 1998, the Company had also purchased 4.36 million shares of the 5.0 million shares authorized under a third plan announced on September 2, 1998. Purchases under this plan totaled $234.7 million as of September 30, 1998.

     Certain of the information discussed on the conference call should be considered "forward-looking information" which is subject to a number of risks and uncertainties. The preparation of forward-looking information requires the use of estimates of future revenues, expenses, activity levels and economic and market conditions, many of which are outside of the Company's control. Specific factors that could cause actual results to differ materially from those set forth in the forward-looking information include: economic conditions, labor costs, aviation fuel costs, competitive pressures on pricing-particularly from lower-cost competitors, weather conditions, government legislation, consumer perceptions of the Company's products, demand for air transportation in the markets in which the Company operates and other risks and uncertainties listed from time to time in the Company's reports to the United States Securities and Exchange Commission. Other factors and assumptions not identified above are also involved in the preparation of forward-looking information, and the failure of such other factors and assumptions to be realized may also cause actual results to differ materially from those discussed. The Company assumes no obligation to update such estimates to reflect actual results, changes in assumptions or changes in other factors affecting such estimates.

Item 7.   Financial Statements and Exhibits

(c)  Exhibits


Designation                      Description
-----------                      -----------

    99        News release dated October 21, 1998 of US Airways
              Group, Inc. and US Airways, Inc.


                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.



                               US Airways Group, Inc. (REGISTRANT)

Date: October 21, 1998    By:  /s/ Terry L. Hall
                               ---------------------------------
                               Terry L. Hall
                               Senior Vice President, Finance
                               Chief Financial Officer



                               US Airways, Inc. (REGISTRANT)

Date: October 21, 1998    By:  /s/ Terry. L. Hall
                               ---------------------------------
                               Terry L. Hall
                               Senior Vice President, Finance
                               Chief Financial Officer







               (this space intentionally left blank)







Exhibit 99

       US AIRWAYS 3rd QUARTER NET INCOME IS $141.9 MILLION

     ARLINGTON, Va., Oct. 21, 1998 - US Airways Group, Inc.
reported a net income for the third quarter today of $141.9 million, or $1.51 per share, and a record third quarter operating income of $270.2 million.

     "This continues to be a year of dramatic change for US Airways, and within this context of change the employees of this company are singularly focused on providing the level of quality service that produces the stellar results we are reporting today. We have been on time and on course, and customers increasingly recognize us as the carrier of choice," said Stephen M. Wolf, chairman and CEO of US Airways Group, Inc.

     Rakesh Gangwal, US Airways, Inc. president and CEO, said that in addition to keeping operational performance at a first tier level while carrying record loads during the quarter, "US Airways has implemented its new marketing agreement with American Airlines, continued to expand MetroJet, paid down debt and repurchased stock. Looking to the future, we also expect to derive significant benefits from the efficiencies and consumer enhancements of our new Airbus aircraft as well as from new SABRE system technologies."

     Excluding non-recurring and unusual items taken in the 1998 and 1997 third quarters, 1998 operating income of $267.2 million was $86.3 million, or 47.7 percent higher than in 1997; net income of $140.1 million was $23.2 million, or 19.8 percent higher than in the prior year, and earnings per share increased from $1.14 to $1.49.

     The corporate tax rate in the third quarter of 1998 was 40.3 percent as compared to 19.3 percent in 1997.

     Including the non-recurring and unusual items, 1997 third quarter net income was $187.0 million, or $1.82 per share, and third quarter operating income was $83.2 million.


                            - more -

US Airways 3rd Quarter Income
Oct. 21, 1998
Page Two

     During the third quarter of 1998, US Airways prepaid $324 million of long-term debt, incurring debt prepayment penalties of $15.0 million. Since Sept. 30, 1997, US Airways has retired or redeemed more than $945.9 million in long-term debt and preferred shares.

     Also during the quarter, the company repurchased 7.86 million shares of its common stock at an average price of $61.36 per share, for a total expenditure of $482 million. In the first nine months of 1998, the company repurchased 13.8 million common shares at a total cost of $889 million.

     The non-recurring and unusual gains and expenses in the third quarter of 1997 consisted of a $179.6 million gain related to the sale of US Airways' stake in Apollo Travel Services, partially offset by expenses of $97.7 million, primarily related to fleet and facilities restructuring.

     For the third quarter of 1998, there was a non-recurring gain of $3 million relating to the sale of two BAe 146 aircraft.
Excluding this gain, net income for the third quarter of 1998 was $140.1 million, and operating income was $267.2 million.

     Cost per available seat mile for the third quarter of 1998 declined 0.1 percent from 12.27 cents to 12.26 cents. Revenue per available seat mile rose 4.7 percent from 13.13 cents to 13.75 cents.

     For the first nine months of 1998, operating revenues were $6.6 billion, an increase of 2.2 percent over the first nine months of 1997, while operating expenses of $5.7 billion were down by 3.1 percent. Operating income for the nine months was $835.8 million, an increase of 62.5 percent over 1997. Net income was $434.5 million, a decrease of 20.3 percent from 1997, reflecting the increase in corporate tax from 13.3 percent to
40.3 percent as well as the non-recurring gain recorded in 1997 relating to the sale of Apollo Travel Services. Earnings per common share were $4.40, down 15.5 percent, also reflecting the company's changed tax status.

     Traffic for the third quarter of 1998 remained strong, with monthly load factor records being set each month. The number of revenue passengers increased 0.6 percent over the comparable number in 1997 to 15.2 million. Available seat miles for the quarter were down 3.3 percent compared to 1997 while revenue passenger miles were down 0.2 percent. The load factor for the quarter was 75.8 percent, up 2.4 percentage points. Cost of aviation fuel per gallon, excluding fuel taxes, was 42.87 cents, down 26.4 percent.
                              -30-
NUMBER:  3516



                     US Airways Group, Inc.          NEWS RELEASE
             CONSOLIDATED STATEMENTS OF OPERATIONS

                          (unaudited)
            (in thousands, except per share amounts)

                                 Three Months Ended September 30,
                             1998(Note 1)     1997       % Change
                              ---------     ---------    --------
Operating Revenues
 Passenger transportation    $1,987,780    $1,917,119        3.7
 Cargo and freight               38,898        46,193      (15.8)
 Other                          181,205       151,860       19.3
                              ---------     ---------
  Total Operating Revenues    2,207,883     2,115,172        4.4

Operating Expenses
 Personnel costs                785,597       763,718        2.9
 Aviation fuel                  149,807       193,970      (22.8)
 Commissions                    132,420       151,047      (12.3)
 Aircraft rent                  107,671       124,715      (13.7)
 Other rent and landing fees    106,555       116,218       (8.3)
 Aircraft maintenance           109,602       126,748      (13.5)
 Depreciation and amortization   82,934       155,013      (46.5)
 Other                          463,134       400,580       15.6
                              ---------     ---------
  Total Operating Expenses    1,937,720     2,032,009       (4.6)
                              ---------     ---------
  Operating Income              270,163        83,163         --

Other Income (Expense)
 Interest income                 25,999        27,964       (7.0)
 Interest expense               (51,060)      (63,957)     (20.2)
 Interest capitalized             4,614         3,189       44.7
 Equity in earnings of
  affiliates                        397         3,513      (88.7)
 Gains on sales of
  interests in affiliates            --       179,625         --
 Other, net                     (12,278)       (1,743)        --
                              ---------     ---------
  Other Income (Expense), Net   (32,328)      148,591         --
                              ---------     ---------
Income Before Taxes             237,835       231,754        2.6

 Provision (Credit) for
  Income Taxes                   95,909        44,724         --
                              ---------     ---------
Net Income                      141,926       187,030      (24.1)

 Preferred Dividend Requirement      --       (10,612)        --
                              ---------     ---------
Earnings Applicable to
 Common Stockholders         $  141,926    $  176,418      (19.6)
                              =========     =========
Earnings per Common
 Share (Note 2)
  Basic                      $     1.54    $     2.10      (26.7)
  Diluted                    $     1.51    $     1.82      (17.0)

Shares Used for Computation
 Basic                           91,908        84,198
 Diluted                         93,844       102,637

Note 1. Results for 1998 include the results of Shuttle, Inc., which was acquired on December 30, 1997.
Note 2. Earnings per Common Share amounts for 1997 have been restated to conform with Statement of Financial
         Accounting Standards No. 128.



                     US Airways Group, Inc.          NEWS RELEASE
             CONSOLIDATED STATEMENTS OF OPERATIONS

                          (unaudited)
            (in thousands, except per share amounts)

                                  Nine Months Ended September 30,
                             1998(Note 1)     1997       % Change
                              ---------     ---------    --------
Operating Revenues
 Passenger transportation    $5,923,601    $5,825,937        1.7
 Cargo and freight              124,479       135,238       (8.0)
 Other                          519,224       467,685       11.0
                              ---------     ---------
  Total Operating Revenues    6,567,304     6,428,860        2.2

Operating Expenses
 Personnel costs              2,308,675     2,306,347        0.1
 Aviation fuel                  474,488       617,054      (23.1)
 Commissions                    393,849       460,846      (14.5)
 Aircraft rent                  329,544       359,432       (8.3)
 Other rent and landing fees    307,683       315,905       (2.6)
 Aircraft maintenance           338,181       328,502        2.9
 Depreciation and amortization  235,744       326,796      (27.9)
 Other                        1,343,346     1,199,643       12.0
                              ---------     ---------
  Total Operating Expenses    5,731,510     5,914,525       (3.1)
                              ---------     ---------
  Operating Income              835,794       514,335       62.5

Other Income (Expense)
 Interest income                 86,621        75,241       15.1
 Interest expense              (174,091)     (192,642)      (9.6)
 Interest capitalized            (8,227)        8,825         --
 Equity in earnings of
  affiliates                        850        30,423      (97.2)
 Gains on sales of
  interests in affiliates            --       179,625         --
 Other, net                     (12,952)       13,285         --
                              ---------     ---------
  Other Income (Expense), Net  (107,799)      114,757         --
                              ---------     ---------
Income Before Taxes             727,995       629,092       15.7

 Provision (Credit) for
  Income Taxes                  293,528        83,818         --
                              ---------     ---------
Net Income                      434,467       545,274      (20.3)

 Preferred Dividend Requirement  (6,623)      (54,983)     (88.0)
                              ---------     ---------
Earnings Applicable to
 Common Stockholders         $  427,844    $  490,291      (12.7)
                              =========     =========
Earnings per Common
 Share (Note 2)
  Basic                      $     4.53    $     6.66      (32.0)
  Diluted                    $     4.40    $     5.21      (15.5)

Shares Used for Computation
 Basic                           94,429        73,572
 Diluted                         98,749       103,573

Note 1. Results for 1998 include the results of Shuttle, Inc., which was acquired on December 30, 1997.
Note 2. Earnings per Common Share amounts for 1997 have been restated to conform with Statement of Financial
         Accounting Standards No. 128.



                        US Airways, Inc.             NEWS RELEASE
     (A Wholly-Owned Subsidiary of US Airways Group, Inc.)
             CONSOLIDATED STATEMENTS OF OPERATIONS

                         (unaudited)
                        (in thousands)

                                Three Months Ended September 30,
                                1998          1997      % Change
                              ---------     ---------   --------
Operating Revenues
 Passenger transportation    $1,784,570    $1,767,554        1.0
 US Airways Express
  transportation revenues       188,356       150,986       24.8
 Cargo and freight               37,799        45,174      (16.3)
 Other                          166,050       151,596        9.5
                              ---------     ---------
  Total Operating Revenues    2,176,775     2,115,310        2.9

Operating Expenses
 Personnel costs                731,995       722,232        1.4
 Aviation fuel                  137,718       183,401      (24.9)
 Commissions                    121,294       140,477      (13.7)
 Aircraft rent                   92,673       109,938      (15.7)
 Other rent and landing fees     97,618       111,549      (12.5)
 Aircraft maintenance            85,456       109,297      (21.8)
 Depreciation and amortization   76,152       150,999      (49.6)
 US Airways Express capacity
  purchases                     144,067       122,486       17.6
 Other                          426,369       379,879       12.2
                              ---------     ---------
  Total Operating Expenses    1,913,342     2,030,258       (5.8)
                              ---------     ---------
  Operating Income              263,433        85,052         --

Other Income (Expense)
 Interest income                 47,978        29,754       61.2
 Interest expense               (51,263)      (64,471)     (20.5)
 Interest capitalized               959         3,189      (69.9)
 Equity in earnings of
  affiliates                        397         3,513      (88.7)
 Gains on sales of interests
  in affiliates                      --       179,625         --
 Other, net                     (12,309)       (1,718)        --
                              ---------     ---------
  Other Income (Expense), Net   (14,238)      149,892         --
                              ---------     ---------
Income Before Taxes             249,195       234,944        6.1

 Provision (Credit) for
  Income Taxes                  100,313        48,038         --
                              ---------     ---------
Net Income                   $  148,882    $  186,906      (20.3)
                              =========     =========



                       US Airways, Inc.              NEWS RELEASE
     (A Wholly-Owned Subsidiary of US Airways Group, Inc.)
             CONSOLIDATED STATEMENTS OF OPERATIONS

                         (unaudited)
                        (in thousands)

                                 Nine Months Ended September 30,
                                1998          1997      % Change
                              ---------     ---------   --------
Operating Revenues
 Passenger transportation    $5,331,085    $5,377,365       (0.9)
 US Airways Express
  transportation revenues       520,070       452,453       14.9
 Cargo and freight              121,039       132,126       (8.4)
 Other                          496,451       452,186        9.8
                              ---------     ---------
  Total Operating Revenues    6,468,645     6,414,130        0.8

Operating Expenses
 Personnel costs              2,153,484     2,182,859       (1.3)
 Aviation fuel                  437,351       583,852      (25.1)
 Commissions                    360,651       429,327      (16.0)
 Aircraft rent                  285,236       315,184       (9.5)
 Other rent and landing fees    281,489       301,842       (6.7)
 Aircraft maintenance           270,261       279,615       (3.3)
 Depreciation and amortization  215,461       315,138      (31.6)
 US Airways Express capacity
  purchases                     403,060       364,946       10.4
 Other                        1,243,092     1,123,237       10.7
                              ---------     ---------
  Total Operating Expenses    5,650,085     5,896,000       (4.2)
                              ---------     ---------
  Operating Income              818,560       518,130       58.0

Other Income (Expense)
 Interest income                130,001        77,253       68.3
 Interest expense              (174,256)     (196,637)     (11.4)
 Interest capitalized           (16,728)        8,825         --
 Equity in earnings of
  affiliates                        850        30,423      (97.2)
 Gains on sales of interests
  in affiliates                      --       179,625         --
 Other, net                     (12,953)       13,436         --
                              ---------     ---------
  Other Income (Expense), Net   (73,086)      112,925         --
                              ---------     ---------
Income Before Taxes             745,474       631,055       18.1

 Provision (Credit) for
  Income Taxes                  300,128        98,734         --
                              ---------     ---------
Net Income                   $  445,346    $  532,321      (16.3)
                              =========     =========



                       US Airways, Inc.              NEWS RELEASE
      (A Wholly-Owned Subsidiary of US Airways Group, Inc.)
   SELECTED AIRLINE OPERATING AND FINANCIAL STATISTICS (Note 1)

                         (unaudited)

                                 Three Months Ended September 30,
                                    1998       1997    % Change
                                  -------    -------   --------
Revenue passengers (thousands)*    15,177     15,080     0.6
Total revenue passenger miles
 (millions)                        10,961     10,979    (0.2)
Revenue passenger miles
 (millions)*                       10,937     10,940      --
Total available seat miles
 (millions)                        14,458     14,957    (3.3)
Available seat miles(millions)*    14,430     14,908    (3.2)
Passenger load factor*               75.8%      73.4%    2.4 pts.
Break-even load factor (Note 2)      68.2%      70.0%   (1.8)pts.
Yield*                              16.32c     16.16c    1.0
Passenger revenue per available
 seat mile*                         12.37c     11.86c    4.3
Revenue per available seat mile
 (Note 2)                           13.75c     13.13c    4.7
Cost per available seat mile
 (Note 2)                           12.26c     12.27c   (0.1)
Average passenger journey (miles)*    721        726    (0.7)
Average stage length (miles)*         597        599    (0.3)
Revenue aircraft miles (millions)*    107        111    (3.6)
Cost of aviation fuel per gallon    48.83c     63.96c  (23.7)
Cost of aviation fuel per gallon
 (excluding fuel taxes)             42.87c     58.23c  (26.4)
Gallons of aviation fuel consumed
 (millions)                           282        287    (1.7)
Number of aircraft in operating
 fleet at period-end                  368        377    (2.4)
Full-time equivalent employees at
 period-end                        38,188     39,857    (4.2)

* Scheduled service only (excludes charter service).
c cents

Note 1. Includes US Airways "mainline" operations as well as the operations of its low-fare product, MetroJet.

Note 2. Financial statistics exclude "nonrecurring items" and the revenues and expenses generated under the capacity purchase arrangements US Airways has with certain US Airways Express air carriers.



                       US Airways, Inc.              NEWS RELEASE
      (A Wholly-Owned Subsidiary of US Airways Group, Inc.)
   SELECTED AIRLINE OPERATING AND FINANCIAL STATISTICS (Note 1)

                         (unaudited)

                                  Nine Months Ended September 30,
                                    1998       1997    % Change
                                  -------    -------   --------
Revenue passengers (thousands)*    43,788     44,480    (1.6)
Total revenue passenger miles
 (millions)                        31,358     31,930    (1.8)
Revenue passenger miles
 (millions)*                       31,263     31,793    (1.7)
Total available seat miles
 (millions)                        42,371     44,418    (4.6)
Available seat miles(millions)*    42,260     44,254    (4.5)
Passenger load factor*               74.0%      71.8%    2.2 pts.
Break-even load factor (Note 2)      66.3%      66.7%   (0.4)pts.
Yield*                              17.05c     16.91c    0.8
Passenger revenue per available
 seat mile*                         12.61c     12.15c    3.8
Revenue per available seat mile
 (Note 2)                           14.04c     13.42c    4.6
Cost per available seat mile
 (Note 2)                           12.39c     12.23c    1.3
Average passenger journey (miles)*    714        715    (0.1)
Average stage length (miles)*         595        592     0.5
Revenue aircraft miles (millions)*    315        330    (4.5)
Cost of aviation fuel per gallon    52.87c     68.15c  (22.4)
Cost of aviation fuel per gallon
 (excluding fuel taxes)             46.87c     61.95c  (24.3)
Gallons of aviation fuel consumed
 (millions)                           827        857    (3.5)
Number of aircraft in operating
 fleet at period-end                  368        377    (2.4)
Full-time equivalent employees at
 period-end                        38,188     39,857    (4.2)

* Scheduled service only (excludes charter service).
c cents

Note 1. Includes US Airways "mainline" operations as well as the operations of its low-fare product, MetroJet.

Note 2. Financial statistics exclude "nonrecurring items" and the revenues and expenses generated under the capacity purchase arrangements US Airways has with certain US Airways Express air carriers.